Exhibit 99.1

November 4, 2003
J. Roger Moyer, Jr. President and Chief Executive Officer

Forward Looking Statement Disclosure In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of Sterling, its subsidiaries, or the combined company. Forward-looking statements include words such as believes, expects, anticipates and other similar expressions. Shareholders should note that many factors could affect the future financial results of Sterling, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our various lines of business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; the possibility that increased demand or prices for Sterling's financial services and products may not occur; volatility in interest rates; and other risks and uncertainties. Sterling undertakes no obligation to publicly revise or update these forward- looking statements to reflect events that arise after this presentation. Shareholders are reminded of risk factors described in other documents Sterling files with the SEC, including quarterly reports on Form 10-Q and current reports on Form 8-K.
Who We Are Core Business = Banking Bank of Lancaster County, N.A. (Est. 1863) Bank of Hanover (Est. 1835) First National Bank of North East (Est. 1903) Bank of Lebanon County (Est. 2000) PennSterling Bank (Est. 2003) Delaware Sterling Bank Family of financial services organizations

Who We Are Sterling Financial Trust Company Church Capital Management Bainbridge Securities Town & Country Leasing, LLC Equipment Finance LLC Lancaster Insurance Group, LLC Sterling Financial Settlement Services Correspondent Services Group Professional Services Group Sterling Financial Affiliates
Expansion Analysis Map High Performance Markets Medium Performance Markets Low Performance Markets

Our Mission We are building a strong, broad based financial services company, with integrity as our cornerstone and an unwavering focus on our customers, employees, shareholders, and communities. Our people, who are the Sterling Financial Corporation will deliver solutions that provide superior results for our customers and our company.
Make Money, Have Fun

Support our communities Make Money, Have Fun Focus on three strategies Customer Customer Strategy Shareholder Shareholder Strategy People People Strategy
Our Strategic Focus Build a strong, broad based financial services company Expansion into growing markets Carroll Co., MD (Bank of Hanover) Berks Co., PA (PennSterling Bank) New Castle Co., DE (Delaware Sterling Bank)

Our Strategic Focus Build a strong, broad based financial services company Expansion into growing markets Adding new companies, competencies and core products Equipment Finance LLC Church Capital Management Bainbridge Securities
Our Strategic Focus Build a strong, broad based financial services company Expansion into growing markets Adding new companies, competencies and core products Following Customer Relationship Management Model that sets us apart

Our Strategic Focus Build a strong, broad based financial services company Expansion into growing markets Adding new companies, competencies and core products Following Customer Relationship Management Model that sets us apart Focusing on our people = our competitive advantage Employment Partnership

Make Money, Have Fun
Total Assets* 1999 2000 2001 2002 Sept, 2003 1556 1726 1861 2157 2298 *As Reported -GAAP Basis (In Millions)

Diluted Earnings Per Share* (Nine Month Results) YTD 3Q02 YTD 3Q03 1.07 1.23 *As Reported -GAAP Basis
J. Bradley Scovill Senior Executive Vice President Chief Financial Officer

Non-GAAP Measurement The following discussion refers to the efficiency ratio, which is computed by dividing non-interest expense, less depreciation on operating leases, by the sum of tax equivalent net interest income and non-interest income, less depreciation on operating leases for purposes of calculating its efficiency ratio. Sterling nets the depreciation on operating leases against related income, as it is consistent with utilizing net interest income presentation, which nets interest expense against interest income. In addition, the efficiency ratio excludes unusual items, including gains/losses on securities activities, interest collected on charged-off loans, etc. The efficiency ratio is a non-GAAP financial measure that we believe provides readers with important information regarding Sterling's operational efficiency. Comparison of Sterling's efficiency ratio with other companies' may not be appropriate, as they may calculate their efficiency ratio in a different manner. In addition, depreciation on operating leases have been netted against non- interest income in the following discussion, to be consistent with the efficiency ratio presentation, which presents net revenues on operating leases.
Key Measures of Success EPS Annual Growth......Greater than 10% Return on Average Realized Equity............Greater than 16% Efficiency Ratio.............Less than 60% (Increasing Shareholder Value)

Diluted Earnings Per Share* (Nine Month Results) YTD 3Q02 YTD 3Q03 1.07 1.23 *As Reported -GAAP Basis
Diluted Earnings Per Share* (Trailing Five Quarters) 3Q02 4Q02 1Q03 2Q03 3Q03 0.37 0.4 0.39 0.41 0.44 *As Reported -GAAP Basis

Return On Average Realized Equity* (Nine Month Results) YTD 3Q02 YTD 3Q03 0.1432 0.1492 *As Reported -GAAP Basis
Return On Average Realized Equity* (Trailing Five Quarters) 3Q02 4Q02 1Q03 2Q03 3Q03 0.1412 0.1491 0.1452 0.1479 0.154 *As Reported -GAAP Basis

Efficiency Ratio (Nine Month Results) YTD 3Q02 YTD 3Q03 0.607 0.596
Efficiency Ratio (Trailing Five Quarters) 3Q02 4Q02 1Q03 2Q03 3Q03 0.592 0.581 0.592 0.598 0.6

Revenues* (Nine Month Results) YTD 3Q02 YTD 3Q03 NII 55039 63751 Non Int Inc 17484 19500 *See Non-GAAP measurement slide for non-interest income definition (In Thousands)
Revenues* (Trailing Five Quarters) 3Q02 4Q02 1Q03 2Q03 3Q03 NII 19223 19909 20577 21170 22004 Non Int Inc 5602 6906 6138 6398 6964 (In Thousands) *See Non-GAAP measurement slide for non-interest income definition

Net Interest Margin (FTE Basis) (Nine Month Results) YTD 3Q02 YTD 3Q03 0.0428 0.0463
Net Interest Margin (FTE Basis) (Trailing Five Quarters) 3Q02 4Q02 1Q03 2Q03 3Q03 0.0431 0.0471 0.0465 0.0466 0.0459

Asset Quality Ratios ALLL / Total Loans ALLL / NPL NPL / Total Loans Net Charge-Off Ratio 3Q02 4Q02 1Q03 2Q03 3Q03 0.97% 1.00% 1.01% 0.97% 0.96% 119% 111% 182% 349% 369% 0.82% 0.90% 0.56% 0.28% 0.26% 0.11% 0.20% 0.21% 0.16% 0.14%
Church Capital Management Manages approximately $690 million (as of September 20, 2003) Offers equity, balanced and fixed income portfolios Invests in Large Cap equities, with an orientation toward growth ("Growth at a Reasonable Price") Serves high net worth individuals and institutions Affiliated broker dealer: Bainbridge Securities Employees: 14 individuals; 6 investment management professionals (Headquartered in Yardley, PA - Bucks County)

Church Capital HIGH Net Worth Institutions 0.49 0.51 Equity Fixed Income Cash Other 0.53 0.38 0.07 0.02
Church Capital / Bainbridge Securities Consideration at Closing Cash........................................... Stock (287,998 shares).... Contingent Consideration Cash.......................................... Stock (192,002 shares).... Total............................................ $ 7.920 million $ 7.315 million $15.235 million $ 5.280 million $ 4.877 million $10.157 million $25.392 million

Church Capital / Bainbridge Securities Synergies Customer brokerage activities In-house brokerage activities Leveraging overhead Revenue Enhancements Trust services to investment advisor clients Bank brokerage correspondent services Investment management correspondent services Anticipate accretion in first full year after integration
Building Shareholder Value Sterling Financial Corporation............ Nasdaq Bank Stock Index............ Russell Financial Services Index......... Russell 2000 Index...... 12.08% 20.76% 26.90% 36.51% One Year Three Year 85.61% 56.28% 56.51% -2.23%

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